EXHIBIT 10.44


                                 EMPLOYMENT AGREEMENT


               AGREEMENT dated  June 23, 1994 between NATIONAL HEALTH

          LABORATORIES   INCORPORATED,   a   Delaware    corporation   (the

          "Company"), and Haywood D. Cochrane, Jr. (the "Executive").



               The  Company  desires  to  employ  Executive  and  Executive desires  to be in  the employ of  the Company upon  the terms set forth herein.



               Accordingly, the parties agree as follows:



               1.   Employment  Term.   The  Company agrees  to employ  the

          Executive and  the Executive  agrees to be  in the employ  of the

          Company, for the period commencing on June 22, 1994 and ending on

          June  21, 1995,  or  such later  date  to which  the  Executive's employment may be extended  as provided in Section 5  hereof (the

          "Term").



               2.   Duties  and Responsibilities.   The  Executive's duties

          and  responsibilities  shall  be  as   may  be  assigned  to  the

          Executive.   The Executive  shall  devote full  working time  and

          attention   to  the   Executive's  duties   and  responsibilities

          hereunder,  and his  principal  employment location  shall be  La

          Jolla, California.   The Executive shall  report directly to  the

          President and C.E.O.



               3.   Salary.   During  the Term,  for all  services provided

          hereunder, the Executive shall receive a salary, payable monthly,

          subject  to  discretionary  increases  in   accordance  with  the

          Company's normal  review policies and procedures.   The Executive

          shall be eligible to  participate in the executive bonus  plan or plans applicable to similar  executives of the Company from  time

          to time.   The Executive shall  be eligible to  receive an annual

          bonus  of up  to and  including an  amount equal  to Five-hundred

          Thousand  Dollars ($500,000.00)  pursuant to  such bonus  plan or

          plans.   Initial  base  salary  shall  be Five  Hundred  Thousand

          Dollars ($500,000.00) per year.



               4.   Benefits.



                    (a)  During the  Term, the Executive shall  be eligible

          to participate in all pension, insurance, medical, disability and other like  benefit plans made available  generally to executives of the  Company of  the Executive's  level, whether  presently in effect or adopted hereafter during the Term.



                    (b)  During the term, the  Company shall reimburse  the

          Executive for  reasonable and  necessary expenses related  to the

          Executive's performance under this Agreement,  including expenses associated with Executive's  initial relocation to his  principal

          employment  location,  upon   submission  of  detailed   vouchers

          therefor in  accordance with the Company's  standard practices in effect from time to time.



                    (c)  During  the Term,  the Company  shall provide  the

          Executive with a  car allowance in accordance  with the Company's standard practice in effect from time to time.



                    (d)  The  Executive shall  be  entitled to  four weeks'

          vacation per year.



                    (e)  The  Executive shall receive  Two Hundred Thousand

          (200,000) stock options  in NHL common stock,  effective July 12,

          1994 as  to one-third (1/3) of  such shares, July 12,  1995 as to one-third  (1/3)  of such  shares  and July  12, 1996  as  to the balance of such shares  issued as part  of the 1994 Stock  Option

          Plan.   Notwithstanding any termination of Executive's employment

          on  or prior  to  December 22,  1994,  such option  shall  remain exercisable as to one-third of such shares until at least January

          22, 1995, and shall otherwise be  exercisable on terms consistent with  the foregoing and  not less favorable  than those generally applicable  to options issued by the Company under its 1994 Stock

          Option Plan.



               5.   Extension of Time.  If neither party gives to the other

          party notice of  termination on or before  the 90th day prior  to the  date  of  expiration of  the  Term  hereof,  the Term  shall continue  from year to year  unless either party  gives notice of termination on or before the 90th day prior  to the expiration of

          the Term hereof.   If the Company gives notice  of termination on

          or  before the  90th  day prior  to the  expiration  of the  Term hereof,  then, following the end of the Term, the Executive shall be entitled  to normal severance in accordance  with the policies of the Company in effect from time to time.



               6.   Termination.



                    (a)  The Company shall have  the right to terminate the

          Term at  any time immediately by  written notice for  cause or in

          the  event of  the  Executive's death  or  disability.   As  used

          herein, (i) "cause" shall mean the Executive's material breach of the terms  of this  Agreement,  the Executive's  commission of  a felony or an act which is materially detrimental to the Company's reputation,  or his  habitual  neglect of  his duties  under this

          Agreement, and  (ii)  "disability"  shall  mean  the  Executive's inability to perform in accordance  herewith by reason of  mental

          or   physical   disorder   or  injury   constituting   "long-term

          disability" for  purposes of the Company's  medical and long-term disability plans in effect from time to time.



                    (b)  In the  event of the Company's  material breach of

          the terms of this  Agreement, the Executive shall have  the right to terminate the Term at any time immediately by written notice.



               7.   Payment Upon Termination.



                    (a)  In the event that  the Company shall terminate the

          Term  pursuant to Section 6(a) hereof, the Company shall have the right to  terminate all further payments  pursuant hereto, except as  provided in  Section 11(a) hereof  (unless the  Executive has died), and shall have no further obligations hereunder.



                    (b)  In the event that  the Company shall terminate the

          Term  otherwise than pursuant to Sections 5 or 6(a) hereof or the

          Executive  shall  terminate the  Term  pursuant  to Section  6(b)

          hereof,  then, except  as  provided  in  Section  8  hereof,  the

          Company's sole obligations under this Agreement and the severance policies and procedures  of the  Company in effect  from time  to time shall be (i) to continue to pay to the Executive, in monthly installments,  the  Executive's  salary  at the  rate  in  effect pursuant to Section  3 on  the date of  termination, through  the date on which the Term should  expire pursuant to Sections 1 or 5 hereof,  as  if the  Company  had  given  notice  of  termination pursuant  to Section 5 hereof,  and (ii) to  pay the compensation set  forth in  Section  11(a) hereof  (unless  the Executive  has died).



               8.   Benefits Continuation.    Upon any  termination of  the

          Executive's employment  as provided  in Section 7(b)  hereof, the

          Executive's employment shall  nevertheless be deemed  to continue for a period  of 90 days after such termination of employment for purposes  of  determining  the  Executive's  coverage  under  the medical  plan and group life insurance programs of the Company or its assignee as then in effect.



               9.   Mitigation.   The  Executive shall  not be  required to

          mitigate  the amount of any payments provided for in Section 7(b)

          hereof by  seeking other  employment  or a  consultancy with  any other  entity or  otherwise, but the  Executive shall  notify the

          Company  of  any employment  or  consultancy  engaged in  by  the

          Executive during the period covered by any payments  provided for in  Section  7(b) hereof,  and  the amounts  payable  pursuant to

          Section 7(b)  shall not be reduced  by the amount of  any salary,

          discretionary bonus or fees so paid or payable in connection with such employment or consultancy during such period.



               10.  Non-Alienation.  The Executive shall not have any right to  pledge, hypothecate, anticipate or  in any way  create a lien upon any payment  or benefits provided under  this Agreement, and no  such payment or benefits shall  be assignable in anticipation of  payment  either by  voluntary  or  involuntary  acts,  or  by operation of law.



               11.  Confidentiality;  Agreement  Not   to  Compete.     The

          Executive recognizes  that the  services to be  performed by  him hereunder  are special,  unique  and extraordinary,  and that  by reason  of such  employment the Executive  has acquired  and will acquire confidential information and trade secrets concerning the

          Company's  operations  and  the  operations  of  its  affiliates.

          Accordingly, it is agreed that:



                    (a)  During the  Term and  for a period  of twenty-four

          (24) months following the  expiration of the Term,  including any period  during which payments provided for in Section 7(b) hereof are made, the Executive  will not, directly or indirectly,  as an

          officer,  director,  stockholder,   partner,  associate,   owner,

          employee, consultant or otherwise, become or be interested in  or associated with  (although the  Executive may  conduct activities during said period to seek employment or a consultancy) any other corporation, firm or  business that competes  with a business  of the Company or with any of  its affiliates to which the Executive has  been  assigned  and for  which  the  Executive  had rendered substantial  services  in any  geographical  areas  in which  the

          Company or any of  such affiliates are then so  engaged, provided that the  Executive's ownership,  directly or indirectly,  of not more than one  percent of the issued  and outstanding stock  of a corporation,  the  shares of  which  are  regularly traded  on  a national securities  exchange or in  the over-the-counter market,

          shall  not, in  any event,  be deemed  to be  a violation  of the

          provision  of  this  Section  11(a).   As  consideration  for the

          Executive's agreement contained hereinabove,  the Company, at its sole and  absolute discretion, during the  twenty-four (24) month period  following  the  expiration  of  the  Term,  may  pay  the

          Executive, in equal monthly installments, an amount equal to one-

          half (1/2) of the Executive's salary at the rate in effect on the date of expiration  of the Term  hereof.  (Failure  to make  such payments relieves  the Executive of any  future obligations under

          Section 11 of  this Agreement.)   Provided, however, during  said

          twenty-four  (24)  month  period,  the  Executive  shall  not  be considered  an employee of the Company and, except as provided in

          Section  8 hereof, shall  not be entitled to  any of the benefits plans  made available generally  to executives of  the Company of the Executive's  level; and, provided further,  the Company shall not be obligated to  make the payments to Executive,  as provided hereinabove,  in the event of  any violation by  the Executive of the restrictions set forth hereinabove.



                    (b)  The Executive  shall not divulge to  any entity or

          person (other  than the  Company's assignees and  its affiliates)

          during the Term  or for a period of two  (2) years thereafter any information acquired by the Executive concerning the Company's or its affiliates' customer lists,  research or development programs or plans,  processes, methods or any other  of its or their trade secrets, except  information which is available to  the public in published literature or becomes public knowledge through no fault

          of  the   Executive.     The  Executive  acknowledges   that  all

          information  the disclosure of which is prohibited hereby is of a confidential and proprietary character and of great  value to the

          Company and,  upon the expiration  or sooner termination  of this

          Agreement,  the  Executive  shall  forthwith deliver  up  to  the

          Company  all  records,  memoranda,  data  and  documents  of  any description  which refer or relate in any way to such information and return to the Company any of its equipment and property which

          may  then  be   in  the  Executive's  possession   or  under  the

          Executive's personal  control.  The Executive  agrees also during the Term and for a two (2) year period thereafter not to disclose the existence or the terms of this Agreement to any person, other than the Executive's immediate family, the Executive's attorneys,

          accountants  and  other  professional  advisors,  lenders,  or  a

          prospective  employer  permitted  hereby,  except   as  otherwise

          required by law.



                    (c)  The Executive agrees that  because he is rendering

          services  of  a  special,  unique  and  extraordinary  character,

          damages  would not be an adequate or reasonable remedy for breach

          of his  obligations under  this Agreement.   Accordingly, in  the

          event of  a breach or threatened  breach by the Executive  of the provisions  of Section 11 of this Agreement, the Company shall be

          entitled  to  an  injunction   restraining  the  Executive   from

          violating the  terms hereof,  or from rendering  services to  any person, firm,  corporation, association  or other entity  to whom any  confidential  information,  trade  secrets,  or  proprietary materials of the Company have been disclosed or are threatened to be disclosed, or for  whom the Executive is working  or rendering service, or threatens to work or render services.  Nothing herein shall be construed as prohibiting  the Company from pursuing  any other remedies  available to  it for  such  breach or  threatened breach of this  Agreement, including the  right to terminate  any payments to  the  Executive pursuant  to  this Agreement  or  the

          recovery of  damages from  the Executive.   The  Executive agrees

          that the  issuance of the injunction described  in this paragraph may be without the posting  of any bond or other security  by the

          Company.



               12.  Notices.   Any  notice to  be given  hereunder will  be

          deemed  sufficient  if  given  in writing  and  delivered  either personally  or sent  by certified  mail to  the Executive  at the

          Executive's  address set forth in the records of the Company, and to the Company  at its principal offices,  Attention:  President,

          or in  either case to  such other persons or  addresses as either party may request by written notice.



               13.  Governing Law.  This Agreement shall be governed by and construed and enforced in  accordance with the local laws  of the

          State  of  New  York applicable  to  agreements  made  and to  be performed entirely within such State.



               14.  Assignment.   This  Agreement  may be  assigned by  the

          Company to any affiliate  of the Company or to  any non-affiliate of the Company that shall succeed  to the business and assets  of

          the Company.   In the event of  any such assignment, the  Company

          shall  cause such affiliate or non-affiliate, as the case may be,

          to  assume the obligations of the Company hereunder, by a written agreement  addressed to  the  Executive,  concurrently  with  any assignment  with the  same effect  as if  such assignee  were the

          "Company" hereunder.  This Agreement is personal to the Executive and  the  Executive may  not assign  any  rights or  delegate any responsibilities hereunder  without  the prior  approval  of  the

          Company.



               15.  Covenant Not  to Sue.   In the  event of any  breach of

          this Agreement by the  Company, whether or not by or  through any of  its  officers,  directors,  employees  or  shareholders,  the

          Executive hereby covenants, warrants and agrees that he shall not directly  or indirectly sue or bring any legal action against, or attempt  to obtain  any injunction  or  other legal  or equitable remedy against any shareholder,  director, officer or employee of the Company or  of any  firm or corporation  affiliated with  the

          Company,  it being understood that his sole right of action shall be against the Company as a corporation.



               16.  Binding Effect.   This Agreement shall  be binding upon

          and  inure to  the benefit  of the  parties and  their respective successors, heirs  and permitted assigns.  This Agreement may not be altered,  modified, changed  or discharged except  in writing,

          signed by both of the parties.



               17.  Entire   Agreement.    This  Agreement  supersedes  the

          Executive's   employment   agreement    with   Allied    Clinical

          Laboratories,  the  Company's subsidiary,  which  will  be of  no further force and effect.



               IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                              NATIONAL HEALTH LABORATORIES INCORPORATED



                              By:/s/James R. Maher
                                 --------------------
                                    James R. Maher
                                    President and Chief Executive Officer



                                 /s/Haywood D. Cochrane, Jr.
                                 -----------------------
                                    Haywood D. Cochrane, Jr.
                                    Executive